                                                       DELAWARE(SM)
                                                       INVESTMENTS
                                                       ------------
                                                       Philadelphia o London

                                                       Delaware
                                                       Pooled Trust

                                                       The Balanced Portfolio

                                                       Prospectus June 29, 1999

Delaware Pooled Trust, Inc. (Fund) offers 23 Portfolios, which provide a no-load investment alternative for institutional clients and high net-worth individuals. The Fund is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service. This Prospectus offers The Balanced Portfolio (Portfolio).







--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

Table of contents

------------------------------------------------------------------
Risk/Return Summary: Investments,
Risks and Performance
The Balanced Portfolio                                     Page 1

Additional Investment Information                               3

Risk Factors                                                    5

Management of the Fund                                          7
Shareholder Services                                            9

How to Purchase Shares                                         10

Redemption of Shares                                           11
Valuation of Shares                                            12
Dividends and Capital Gains Distributions                      13
Taxes                                                          13

Financial Highlights                                           14

Appendix A                                                     15

Profile: The Balanced Portfolio

What are the Portfolio's Goals?

     The Portfolio seeks a balance of capital appreciation, income and preservation of capital. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

What are the Portfolio's main investment strategies? The Portfolio invests primarily in common stocks of established companies which we believe have the potential for long-term capital appreciation. We focus on dividend-paying, undervalued stocks. In addition, the Portfolio invests at least 25% of its assets in various types of fixed-income securities, including U.S. government securities and corporate bonds. Portfolios with this mix of stocks and bonds are commonly known as "balanced" portfolios.

To seek current income and help preserve capital, we generally invest in bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

What are the main risks of investing in the Portfolio? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Portfolio shares will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

What are The Balanced Portfolio's fees and expenses?
--------------------------------------------------------------------------------

Shareholder fees are fees paid directly from your investment.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price                   None
Maximum sales charge (load) imposed on
   reinvested dividends                                          None
Purchase reimbursement fees                                      None
Redemption reimbursement fees                                    None
Exchange fees                                                    None

--------------------------------------------------------------------------------

Annual Portfolio operating expenses are deducted from The Balanced Portfolio's assets before it pays dividends and before its net asset value and total return are calculated. We will not charge you separately for these expenses.


Investment advisory fees(1)                                     0.55%
Distribution and service (12b-1) fees                            None
Other expenses(1/2)                                             0.16%
Total operating expenses(1)                                     0.71%

--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                           $ 73
3 years                                                         $ 227



(1) Delaware Management Company has agreed to waive fees and pay expenses through October 31, 1999, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap.
(2) Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Portfolio's total operating expenses remain unchanged in each of the periods we show. This example does not assume the voluntary expense cap described in footnote 1.

Additional Investment Information

The Portfolio may invest in a broad selection of securities consistent with its investment objective and policies. The following chart gives a brief description of the securities that the Portfolio may invest in. Please see the Statement of Additional Information for additional descriptions and risk information on these investments as well as other investments for the Portfolio.

------------------------------------------------------------------------------------------------------------
               Securities                                                How we use them
------------------------------------------------------------------------------------------------------------
Common Stocks: Securities that represent                       Consistent with its investment objective, the
shares of ownership in a corporation.                          Portfolio will invest assets in common
Stockholders participate in the corporation's                  stocks, some of which will be dividend paying
profits and losses, proportionate to the                       stocks.
number of shares they own.
------------------------------------------------------------------------------------------------------------
Corporate Bonds: Debt obligations issued by a                  The Portfolio may invest in bonds rated in
corporation.                                                   one of the four highest categories by an
                                                               NRSRO (e.g., BBB by S&P or Baa by Moody's) or
                                                               deemed equivalent. The Portfolio may invest
                                                               in Yankee and Euro Bonds.
------------------------------------------------------------------------------------------------------------
Convertible Securities: Usually preferred                      The Portfolio may invest a portion of its
stocks or corporate bonds that can be                          assets in convertible securities in any
exchanged for a set number of shares of                        industry. The Portfolio may invest up to 5%
common stock at a predetermined price. These                   in convertible securities that are rated
securities offer higher appreciation                           below investment grade, or unrated.
potential than nonconvertible bonds and
greater income potential than nonconvertible
preferred stocks.
------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities: Fixed-income                       The Portfolio may invest in
securities that represent pools of mortgages,                  mortgage-backed securities issued or
with investors receiving principal and                         guaranteed by the U.S. government, its
interest payments as the underlying mortgage                   agencies or instrumentalities or by
loans are paid back. Many are issued and                       government sponsored corporations.
guaranteed against default by the U.S.
government or its agencies or
instrumentalities, such as the Federal Home
Loan Mortgage Corporation, the Fannie Mae and
the Government National Mortgage Association.
Others are issued by private financial
institutions, with some fully collateralized
by certificates issued or guaranteed by the
government or its agencies or
instrumentalities.
------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)                     The Portfolio may invest in CMOs and REMICs.
and Real Estate Mortgage Investment Conduits                   Certain CMOs and REMICs may have variable or
(REMICs): CMOs are privately issued                            floating interest rates and others may be
mortgage-backed bonds whose underlying value                   stripped. Stripped mortgage securities are
is the mortgages that are collected into                       generally considered illiquid and to such
different pools according to their maturity.                   extent, together with any other illiquid
They are issued by U.S. government agencies                    investments, will not exceed 10% of the
and private issuers. REMICs are privately                      Portfolio's net assets. The Portfolio may
issued mortgage-backed bonds whose underlying                  invest up to 20% of net assets in CMOs or
value is a fixed pool of mortgages secured by                  REMICs rated at the time of purchase in one
an interest in real property. Like CMOs,                       of the four highest categories by an NRSRO,
REMICs offer different pools.                                  whether or not the securities are 100%
                                                               collateralized.
------------------------------------------------------------------------------------------------------------
Asset-Backed Securities: Bonds or notes                        The Portfolio may invest in asset-backed
backed by accounts receivables, including                      securities rated in one of the four highest
home equity, automobile or credit loans.                       rating categories by an NRSRO.
------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs): REITs                   The Portfolio may also invest in REITs
are pooled investment vehicles which invest                    consistent with its investment objective and
primarily in income-producing real estate or                   policies.
real estate related loans or interests. REITs
are generally classified as equity REITs,
mortgage REITs or a combination of equity and
mortgage REITs. Equity REITs invest the
majority of their assets directly in real
property and derive income primarily from the
collection of rents. Equity REITs can also
realize capital gains by selling properties
that have appreciated in value. Mortgage
REITs invest the majority of their assets in
real estate mortgages and derive income from
the collection of interest payments.
------------------------------------------------------------------------------------------------------------


U.S. Government Securities: U.S. Treasury                      The Portfolio may invest in U.S. government
securities are backed by the "full faith and                   securities. These securities are issued or
credit" of the United States. Securities                       guaranteed as to the payment of principal and
issued or guaranteed by federal agencies and                   interest by the U.S. government, and by
U.S. government sponsored instrumentalities                    various agencies or instrumentalities which
may or may not be backed by the "full faith                    have been established or sponsored by the
and credit" of the United States. In the case                  U.S. government.
of securities not backed by the "full faith
and credit" of the United States, investors
in such securities look principally to the
agency or instrumentality issuing or
guaranteeing the obligation for ultimate
repayment.
------------------------------------------------------------------------------------------------------------
Repurchase Agreements: An agreement between a                  While the Portfolio is permitted to do so, it
buyer and seller of securities in which the                    normally does not invest in repurchase
seller agrees to buy the securities back                       agreements except to invest cash balances or
within a specified time at the same price the                  for temporary defensive purposes. Not more
buyer paid for them, plus an amount equal to                   than 10% of the Portfolio's assets may be
an agreed upon interest rate. Repurchase                       invested in repurchase agreements having a
agreements are often viewed as equivalent to                   maturity in excess of seven days.
cash.
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
              Securities                                                  How we use them
------------------------------------------------------------------------------------------------------------
Restricted Securities: Privately placed                        The Portfolio may invest in restricted
securities whose resale is restricted under                    securities, including securities eligible for
securities law.                                                resale without registration pursuant to Rule
                                                               144A under the Securities Act of 1933. To the
                                                               extent restricted securities are illiquid,
                                                               the Portfolio will limit its investments in
                                                               them in accordance with its policy concerning
                                                               illiquid securities. See "Illiquid
                                                               Securities" below.
------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities that do not                    The Portfolio may invest no more than 15% of
have a ready market, and cannot be easily                      its net assets in illiquid securities.
sold, if at all, at approximately the price
that the Fund has valued them. Illiquid
securities include repurchase agreements
maturing in more than seven days.
------------------------------------------------------------------------------------------------------------
Short-Term Debt Investments: These                             The Portfolio may invest in these instruments
instruments include (1) time deposits,                         either as a means to achieve its investment
certificates of deposit and bankers                            objective or, more commonly, as temporary
acceptances issued by a U.S. commercial bank;                  defensive investments or pending investment
(2) commercial paper of the highest quality                    in the Portfolio's principal investment
rating; (3) short-term debt obligations with                   securities.
the highest quality rating; (4) U.S.
government securities; and (5) repurchase
agreements collateralized by those
instruments.
------------------------------------------------------------------------------------------------------------
When-Issued and Delayed-Delivery Securities:                   The Portfolio may purchase securities on a
In these transactions, instruments are                         when-issued or delayed delivery basis. The
purchased with payment and delivery taking                     Portfolio may not enter into when-issued
place in the future in order to secure what                    commitments exceeding in the aggregate 15% of
is considered to be an advantageous yield or                   the market value of the Portfolio's total
price at the time of the transaction. The                      assets less liabilities other than the
payment obligations and the interest rates                     obligations created by these commitments. The
that will be received are each fixed at the                    Portfolio will maintain with the Custodian
time the Portfolio enters into the commitment                  Bank a separate account with a segregated
and no interest accrues to the Portfolio                       portfolio of securities in an amount at least
until settlement. Thus, it is possible that                    equal to these commitments.
the market value at the time of settlement
could be higher or lower than the purchase
price if the general level of interest rates
has changed.
------------------------------------------------------------------------------------------------------------
Securities Lending: These transactions                         The Portfolio may loan up to 25% of its
involve the loan of securities owned by the                    assets to qualified brokers/dealers or
Fund to qualified dealers and investors for                    institutional investors. These transactions
their use relating to short-sales or other                     will generate additional income for the
securities transactions.                                       Portfolio.
------------------------------------------------------------------------------------------------------------
Borrowing From Banks: The Portfolio may have                   The Portfolio may borrow money as a temporary
pre-existing arrangements with banks that                      measure or to facilitate redemptions. The
permit it to borrow money from time to time.                   Portfolio does not intend to increase its net
                                                               income through borrowing.
------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): ADRs are                  The Portfolio may invest in sponsored and
receipts issued by a U.S. depositary (usually                  unsponsored ADRs that are actively traded in
a U.S. bank). Depositary receipts represent                    the United States.
an ownership interest in an underlying
security that is held by the depositary.
Generally, the underlying security
represented by an ADR is issued by a foreign
issuer. Sponsored depositary receipts are
issued jointly by the issuer of the
underlying security and the depositary, and
unsponsored depositary receipts are issued by
the depositary without the participation of
the issuer of the underlying security.
Generally, the holder of the depositary
receipt is entitled to all payments of
interest, dividends or capital gains that are
made on the underlying security.
------------------------------------------------------------------------------------------------------------


Futures and Options: A futures contract is a                   The Portfolio may invest in futures, options
bilateral agreement providing for the                          and closing transactions related thereto.
purchase and sale of a specified type and                      These activities will not be entered into for
amount of a financial instrument, or for the                   speculative purposes, but rather for hedging
making and acceptance of a cash settlement,                    purposes and to facilitate the ability to
at a stated time in the future for a fixed                     quickly deploy into the stock market the
price. A call option is a short-term contract                  Portfolio's cash, short-term debt securities
pursuant to which the purchaser of the call                    and other money market instruments at times
option, in return for the premium paid, has                    when the Portfolio's assets are not fully
the right to buy the security or other                         invested in equity securities. The Portfolio
financial instrument underlying the option at                  may only enter into these transactions for
a specified exercise price at any time during                  hedging purposes if it is consistent with its
the term of the option. A put option is a                      respective investment objective and policies.
similar contract which gives the purchaser of                  The Portfolio may not engage in such
the put option, in return for a premium, the                   transactions to the extent that obligations
right to sell the underlying security or                       resulting from these activities in the
other financial instrument at a specified                      aggregate exceed 25% of the Portfolio's
price during the term of the option.                           assets.
------------------------------------------------------------------------------------------------------------

Risk Factors

An investment in the Portfolio entails certain risks and considerations about which an investor should be aware. The following chart gives a brief description of some of the risks of investing in the Portfolio. Please see the Statement of Additional Information for additional descriptions and risk information.

------------------------------------------------------------------------------------------------------------
               Risks                                               How we strive to manage them
------------------------------------------------------------------------------------------------------------
Market Risk is the risk that all or a                          We maintain a long-term investment approach
majority of the securities in a certain                        and focus on securities that we believe can
market-like the stock or bond market-will                      continue to provide returns over an extended
decline in value because of factors such as                    period of time regardless of interim market
economic conditions, future expectations or                    fluctuations. We do not try to predict
investor confidence.                                           overall market movements and do not trade for
                                                               short-term purposes.
------------------------------------------------------------------------------------------------------------
Industry and Security Risk is the risk that                    To seek to reduce these risks for the
the value of securities in a particular                        Portfolio, we limit the amount of the
industry or the value of an individual stock                   Portfolio's assets in any one industry, we
or bond will decline because of changing                       limit investments in any individual security
expectations for the performance of that                       and we follow a rigorous selection process
industry or for the individual company                         before choosing securities for the Portfolio,
issuing the stock or bond.                                     as is consistent with the Portfolio's
                                                               investment objective.
------------------------------------------------------------------------------------------------------------
Interest Rate Risk is the risk that                            We cannot eliminate this risk, but we do try
securities, particularly bonds with longer                     to address it by monitoring economic
maturities, will decrease in value if                          conditions, especially interest rate trends
interest rates rise and increase in value if                   and their potential impact on the Portfolio.
interest rates fall. However, investments in                   The Portfolio does not try to increase
equity securities issued by small and medium                   returns on its investments in debt securities
sized companies which often borrow money to                    by predicting and aggressively capitalizing
finance operations, may also be adversely                      on interest rate movements.
affected by rising interest rates.
------------------------------------------------------------------------------------------------------------
Futures Contracts, Options on Futures                          The Portfolios may use certain options
Contracts, Forward Contracts, and Certain                      strategies or may use futures contracts and
Options used as investments for hedging and                    options on futures contracts. The Portfolio
other non-speculative purposes involve                         will not enter into futures contracts and
certain risks. For example, a lack of                          options thereon to the extent that more than
correlation between price changes of an                        5% of its assets are required as futures
option or futures contract and the assets                      contract margin deposits and premiums on
being hedged could render a Portfolio's                        options and only to the extent that
hedging strategy unsuccessful and could                        obligations under such futures contracts and
result in losses. If the direction of                          options thereon would not exceed 20% of its
securities prices or interest rates is                         total assets.
incorrectly predicted, the Portfolio will be
in a worse position than if such transactions
had not been entered into. In addition, since
there can be no assurance that a liquid
secondary market will exist for any contract
purchased or sold, the Portfolio may be
required to maintain a position (and in the
case of written options may be required to
continue to hold the securities used as
cover) until exercise or expiration, which
could result in losses. Over-the-counter
transactions in options and forward contracts
also involve risks arising from the lack of
an organized exchange trading environment.
------------------------------------------------------------------------------------------------------------
Liquidity Risk is the possibility that                         We limit exposure to illiquid securities as
securities cannot be readily sold, if at all,                  described under "Additional Investment
at approximately the price that the Portfolio                  Information - Illiquid Securities."
values them.
------------------------------------------------------------------------------------------------------------
Real Estate Industry Risk include among                        To the extent that the Portfolio invests in
others: possible declines in the value of                      REITS, it may be subject to the risks
real estate; risks related to general and                      associated with the real estate industry.
local economic conditions; possible lack of                    Investors should carefully consider these
availability of mortgage funds; overbuilding;                  risks before investing in the Portfolio.
extended vacancies of properties; increases
in competition; property taxes and operating
expenses; changes in zoning laws; costs
resulting from the clean-up of, and liability
to third parties resulting from,
environmental problems; casualty for
condemnation losses; uninsured damages from
floods, earthquakes or other natural
disasters; limitations on and variations in
rents; and changes in interest rates. REITS
are subject to substantial cash flow
dependency, defaults by borrowers,
self-liquidation, and the risk of failing to
qualify for tax-free pass-through of income
under the Internal Revenue Code of 1986, as
amended and/or to maintain exemptions from
the 1940 Act.

------------------------------------------------------------------------------------------------------------
Prepayment Risk is the risk that homeowners                    The Portfolio takes into consideration the
will prepay mortgages during periods of low                    likelihood of prepayment when mortgages are
interest rates, forcing an investor to                         selected. The Portfolio may look for mortgage
reinvest money at interest rates that might                    securities that have characteristics that
not be lower than those on the prepaid                         make them less likely to be prepaid, such as
mortgage.                                                      low outstanding loan balances or below-market
                                                               interest rates.
------------------------------------------------------------------------------------------------------------

Year 2000
As with other mutual funds, financial and business organizations and individuals around the world, the Portfolio could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information on and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that the Portfolio's major service providers are taking steps reasonably designed to address the Year 2000 Problem with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of any of the Portfolio. The Year 2000 Problem may also adversely affect the issuers of securities in which the Portfolio invests. The portfolio managers and investment professionals of the Portfolio consider Year 2000 issues in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Management of the Fund

Directors

The business and affairs of the Fund and the Portfolio are managed under the direction of the Fund's Board of Directors. See the Fund's Statement of Additional Information for additional information about the Fund's officers and directors.

Portfolio Managers

Gary A. Reed
Vice President/Senior Portfolio Manager - The Balanced Portfolio
Mr. Reed holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He began his investment career in 1978 with The Equitable Life Assurance Society, specializing in credit analysis. Prior to joining Delaware Investments in 1989, Mr. Reed served as Vice President and Manager of the Fixed Income Department at Irving Trust Company. Mr. Reed has managed both discretionary and structured fixed-income portfolios and is experienced with a broad range of high-grade fixed-income securities. Additionally, he has developed investment programs for Decommissioning Trust Funds and supervised their management. Mr. Reed has managed the fixed-income portion of The Balanced Portfolio since its date of inception.

Frank X. Morris
Vice President/Portfolio Manager - The Balanced Portfolio
Mr. Morris received a bachelor's degree at Providence College and an MBA degree at Widener University. He joined Delaware Investments in 1997. He previously served as Vice President and director of equity research at PNC Asset Management. He is President of the Financial Analysis Society of Philadelphia and is a member of the Association of Investment Management and Research and the National Association of Petroleum Investment Analysts. Mr. Morris has managed The Balanced Portfolio since its date of inception.

Investment Adviser

Delaware Management Company ("Delaware"), a series of Delaware Management Business Trust, furnishes investment advisory services to the Portfolio.

Delaware has entered into an Investment Advisory Agreement with the Fund on behalf of the Portfolio. Under this Agreement, Delaware, subject to the control and supervision of the Fund's Board of Directors and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is Delaware's responsibility to make investment decisions for the Portfolio. Under its Investment Advisory Agreement with the Portfolio, Delaware is entitled to receive 0.55% (as a percentage of the Portfolio's average daily net assets) on an annual basis.

Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH, Delaware and Delaware International are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters currently in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is One Commerce Square, 2005 Market Street, Philadelphia, PA 19103. Lincoln's address currently is 200 E. Berry Street, Fort Wayne, IN 46802.

From time to time, certain institutional separate accounts advised by Delaware International Advisers and an affiliate of Delaware, may invest in the portfolios. The portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the portfolios' shares. These transactions will affect the portfolios, since portfolios that experience redemptions may be required to sell portfolio securities, and portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. Delaware and Delaware International, representing the interests of the portfolios, are committed to minimizing the impact of such transactions on the portfolios. In addition, the advisers to the institutional separate accounts, are also committed to minimizing the impact on the portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of the Portfolio has an investment counseling relationship with Delaware, Delaware International or their affiliates, Delaware or Delaware International may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by Delaware, Delaware International or their affiliates to avoid situations where excess advisory fees might be paid to Delaware or Delaware International. In no event will a client pay higher total advisory fees as a result of the client's investment in the Portfolio.

Administrator

Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolio. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and directors of the Fund, and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 1818 Market Street, Philadelphia, PA 19103. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual fixed fee, payable monthly, and allocated among the portfolios of the Fund based on the relative percentage of assets of each portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

Distributor

Delaware Distributors, L.P. ("DDLP"), 1818 Market Street, Philadelphia, PA 19103, serves as the exclusive Distributor of the shares of the Portfolio. Under its Distribution Agreement with the Fund on behalf of the Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

Custodian Bank

The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for the Portfolio.

Independent Auditors

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as independent auditors for the Fund.

                              SHAREHOLDER SERVICES

Special Reports and Other Services. The Fund will provide client shareholders with the following information:

   o Audited annual financial reports

   o Unaudited semi-annual financial reports.

   o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment adviser expects to conduct personal reviews no less than annually with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number 1-800-231-8002 is available for shareholder inquiries during normal business hours. You may also obtain the net asset value for the Portfolio by calling this number. Written correspondence should be addressed to:

                         Delaware Pooled Trust, Inc.
                         One Commerce Square
                         2005 Market Street
                         Philadelphia, PA 19103
                         Attention: Client Services

Exchange Privilege

The Portfolio's shares may be exchanged for shares of the other portfolios or the institutional class shares of the other funds in Delaware Investments based on the respective net asset values of the shares involved and as long as a portfolio's minimum is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments funds, but certain eligibility requirements must be satisfied. Such an exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders.

Please call the Fund for further information on how to exchange shares of the Fund.

How to Purchase Shares

Shares of the Portfolio are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges.

Minimum Investments. The minimum investment is $1,000,000 and there are no minimums for subsequent investments in the Portfolio where the minimum initial investment has been satisfied.

Purchase Price. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange (NYSE) (usually 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases, an order will be accepted by the Fund after (1) the Fund is notified by telephone of your purchase order and (2) Federal Funds, or a check in good order, have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the following business day.

How to Purchase Shares By Federal Funds Wire

Purchases of shares of the Portfolio may be made by having your bank wire Federal Funds to First Union Bank as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

   o First, telephone the Fund at 1-800-231-8002 and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio's name, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with an account number.

   o Second, instruct your bank to wire the specified amount of Federal Funds to First Union Bank, Philadelphia, PA, ABA #031201467, DSC Wire Purchase Bank Account #2014128934013. The funds should be sent to the attention of Delaware Pooled Trust, Inc. (be sure to have your bank include the name of the Portfolio, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, First Union Bank and The Chase Manhattan Bank, the Fund's custodian are open for business.

   o Third, complete the Account Registration Form within two days and mail it to:

                         Delaware Pooled Trust, Inc.
                         One Commerce Square
                         2005 Market Street
                         Philadelphia, PA 19103
                         Attn: Client Services

How to Purchase Shares By Mail

Purchases of shares of the Portfolio may also be made by mailing a check payable to the Portfolio to the above address. Please be sure to complete an Investment Application and deliver it along with your check.

Additional Investments

You may add to your shareholder account at any time and in any amount. Procedures are the same as those to be followed for a new account:

   o First, notify the Fund of your impending purchase by calling us at 1-800-231-8002.

   o Then you must be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to First Union Bank or delivery of a check by mail.

Redemption of Shares

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below.

The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

By Mail or FAX Message

The Portfolio will redeem its shares at the net asset value next determined on the date the request is received in "good order." "Good order" for purposes of mail or FAX message redemptions means that the request to redeem must include the following documentation:

   o A letter of instruction specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) exactly as it appears on the Account Registration Form.

   o If you wish to change the name of the commercial bank or account designation to receive the redemption proceeds as provided in the Account Registration Form, a separate written request must be submitted to the Fund at the address listed below. Copies of this request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.
     Send your requests to:

                         Delaware Pooled Trust, Inc.
                         Attn: Client Services
                         One Commerce Square
                         2005 Market Street
                         Philadelphia, PA 19103
                         FAX #215-255-1162

By Telephone

   o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares by calling the Fund at 1-800-231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified in the Account Registration Form.

   o Shares cannot be redeemed by telephone if stock certificates are held for those shares. Please contact the Fund for further details.

   o Redemption requests will be priced at the net asset value next determined after the request is received.

   o The Fund will provide written confirmation for all purchase, exchange and redemption transactions initiated by telephone.

   o To change the name of the commercial bank or account designated to receive the redemption proceeds, a written request must be sent to the Fund at the address above. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder.

   o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or FAX message, pursuant to the procedures described above.

   o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's client shareholders.

With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or Delaware Service Company, Inc. may be liable for any losses due to unauthorized or fraudulent transactions. Neither the Fund, the Portfolio nor the Fund's transfer agent, Delaware Service Company, Inc., is responsible for any losses incurred in acting upon written or telephone instructions for redemption or exchange of Portfolio shares which are reasonably believed to be genuine.

Important Redemption Information. Because the Fund's shares are sold to institutions and high net-worth individuals investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advanced notice of any such order. This request can easily be satisfied by calling the Fund at 1-800-231-8002, and giving notification of your future intentions.

Once a formal redemption order is received, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the Securities and Exchange Commission ("Commission").

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in the Portfolio if the value of your holdings in the Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

                              VALUATION OF SHARES

The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined as of the close of regular trading on the NYSE on each day the NYSE is open for business.

Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price that is considered to best represent fair value within a range not in excess of the current asked price nor less than the current bid prices. Domestic equity securities traded over-the-counter, domestic equity securities which are not traded on the valuation date and U.S. government securities are priced at the mean of the bid and ask price.

Bonds and other fixed-income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. In addition, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

Foreign securities may trade on weekends or other days when the Fund does not price its shares. While the net asset value may change on these days, you will not be able to purchase or redeem Fund shares.

Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value using methods determined by the Fund's Board of Directors.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between bid and ask price of such currencies against the U.S. dollar as provided by an independent pricing service or any major bank, including The Chase Manhattan Bank, the Fund's custodian.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Portfolio expects to declare and distribute all of its net investment income to shareholders as dividends annually.

Net capital gains, if any, will be distributed annually. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at net asset value of the Portfolio.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on the earlier of the date paid or December 31 of the prior year.

                                     TAXES

General

The Portfolio intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. For corporate investors, dividends paid by the Portfolio from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

Distributions paid by the Portfolio from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors who are subject to income taxes as long-term capital gains, regardless of the length of time an investor has owned shares in the Portfolio. The Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of Portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in the Portfolio are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

The sale of shares of the Portfolio is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). Any loss incurred on the sale or exchange of the shares of the Portfolio, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Additionally, the Fund is required to withhold 31% of taxable dividend capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund. Additional information on tax matters is included in the Statement of Additional Information.

Financial Highlights

Financial highlights are not shown for the Portfolio since it did not commence operations prior to the close of the Fund's fiscal year end.

                               APPENDIX A-RATINGS

Bonds

   Excerpts from Moody's description of its bond ratings: Aaa-judged to be the best quality. They carry the smallest degree of investment risk; Aa-judged to be of high quality by all standards; A-possess favorable attributes and are considered "upper medium" grade obligations; Baa-considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba-judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B-generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa-are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca-represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C-the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Excerpts from S&P's description of its bond ratings: AAA-highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA-also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A-strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB-regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC-regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C-reserved for income bonds on which no interest is being paid; D-in default, and payment of interest and/or repayment of principal is in arrears.

   Excerpts from Fitch's description of its bond ratings: AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue; CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C-Bonds are in imminent default in payment of interest or principal; and DDD, DD and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Commercial Paper

   Excerpts from Moody's description of its two highest commercial paper ratings: P-1-the highest grade possessing greatest relative strength; P-2-second highest grade possessing less relative strength than the highest grade.

   Excerpts from S&P's description of its two highest commercial paper ratings:
A-1-judged to be the highest investment grade category possessing the highest relative strength; A-2-investment grade category possessing less relative strength than the highest rating.

                       This page intentionally left blank

Delaware Pooled
Trust

Additional information about the Portfolio's investments will be available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's shareholder reports you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolio in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. You may obtain a free copy of these documents by writing to us at One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, or call toll-free 800-231-8002.

You can find reports and other information about the Portfolio on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Portfolio, including the Fund's Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-800-SEC-0330.

E-mail

PooledTrust@delinvest.com

Shareholder Inquires

Call the Fund at 1-800-231-8002

o  For Fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Investment Company Act File Number: 811-6322

DELAWARE(SM)
INVESTMENTS
-------------
Philadelphia o London
P-DPT (BAL)[--] PP 6/99